                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report:  January 17, 1997

                      (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)


             Nevada               333-11855            75-2596063
     (State of Incorporation) (Commission File No.) (I.R.S. Employer
                                                    Identification No.)



    3773 Howard Hughes Parkway
            Suite 300N
         Las Vegas, Nevada                               89109
(Address of Principal executive offices)              (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 892-3772

Item 5. Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-11855) filed with the Securities and Exchange Commission (the "Commission") on September 12, 1996 (the "Registration Statement"), pursuant to which the Registrant registered $1,240,625,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 16, 1996 and the related Prospectus Supplement, dated November 15, 1996 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 Asset Backed Notes and Asset Backed Certificates, Series 1996-4, consisting of (A) the following classes of Asset Backed Notes (collectively, the "Notes"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, and Class A-8 Notes, and (B) the Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

     The Offered Securities were sold to Bear, Stearns & Co. Inc. and Banc One Capital Corporation (collectively, the "Underwriter") pursuant to the terms of an underwriting agreement dated as of September 16, 1996 (the "Underwriting Agreement"), as supplemented by a terms agreement dated as of November 15, 1996, each between the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and the Underwriter. A copy of the Underwriting Agreement was previously filed with the Commission in the Registrant's Current Report on Form 8-K dated December 20, 1996.

     The Notes were issued pursuant to an Indenture dated as of November 1, 1996 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 (the "Issuer" or the "Trust") and First Bank National Association, as Indenture
Trustee (the "Indenture Trustee").   A copy of the Indenture is filed herewith
as Exhibit 4.1.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of (1) secured loans which are secured by either (i) mortgages, deeds of trust or other similar security instruments, or
(ii)security instruments creating a lien on personal property such as home furnishings; and (2) unsecured loans which will not be secured by any interest in real or personal property. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) the acquisition of personal property such as home appliances or furnishings, (iii) debt consolidation, or (iv) in combination, property improvements, debt consolidation and for other purposes.

     The Certificates represent the entire undivided ownership interest in the Trust and were issued pursuant to the Trust Agreement dated as of November 1, 1996 (the "Trust Agreement") among the Registrant, as Depositor, FIRSTPLUS RESIDUAL HOLDINGS, INC., as the Company, Wilmington Trust Company, as Owner
Trustee, and First Bank National Association, as Co-Owner Trustee.   A copy of
the Trust Agreement is filed herewith as Exhibit 4.2.

     The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of November 15, 1996 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

     The Home Loans will be serviced by FIRSTPLUS FINANCIAL, INC. ("FFI"), an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of November 1, 1996 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and First Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

     Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the end of the Funding Period.

     The Home Loan Pool consists of 13,895 Home Loans having a Pool Principal Balance as of the respective Cut-off Dates of the related Home Loans of $399,999,913.94. The Home Loans (by Pool Principal Balance as of the applicable Cut-off Dates) have the characteristics set forth in the following tables:



                               HOME LOAN RATE




   RANGE OF        NUMBER OF                             PERCENT OF TOTAL
   HOME LOAN         HOME            AGGREGATE             BY AGGREGATE
   RATES (%)         LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
---------------    ---------     -----------------       -----------------
10.001 - 11.000          1         $     15,000.00                0.00%
11.001 - 12.000        105            3,606,204.47                0.90
12.001 - 13.000      1,231           40,427,202.14               10.11
13.001 - 14.000      4,318          130,348,000.28               32.59
14.001 - 15.000      4,761          134,161,543.12               33.54
15.001 - 16.000      2,271           61,405,295.62               15.35
16.001 - 17.000        827           21,126,849.40                5.28
17.001 - 18.000        304            7,203,283.31                1.80
18.001 - 19.000         58            1,274,315.31                0.32
19.001 - 20.000         17              397,094.10                0.10
20.001 - 21.000          2               35,126.19                0.01
                   ---------     -----------------              -------
Totals . . . . .    13,895         $399,999,913.94              100.00%
                   =========     =================              =======

     The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 14.529% per annum.

                     CUT-OFF DATE LOAN PRINCIPAL BALANCES



        RANGE OF                                                             PERCENT OF TOTAL
      CUT-OFF DATE              NUMBER OF              AGGREGATE               BY AGGREGATE
  PRINCIPAL BALANCE ($)        HOME LOANS           PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------------------    --------------         ------------------       -----------------
     0.01 - 10,000.00 . . . .           53              $    496,177.29             0.12%
10,000.01 - 20,000.00 . . . .        1,971                33,434,622.73             8.36
20,000.01 - 30,000.00 . . . .        7,538               190,852,572.27            47.71
30,000.01 - 40,000.00 . . . .        2,913               106,402,530.33            26.60
40,000.01 - 50,000.00 . . . .        1,264                59,415,550.23            14.85
50,000.01 - 60,000.00 . . . .          118                 6,736,786.62             1.68
60,000.01 - 70,000.00 . . . .           26                 1,759,236.11             0.44
70,000.01 - 80,000.00 . . . .           12                   902,438.36             0.23
                                ----------           ------------------          --------
 Totals                             13,895              $399,999,913.94           100.00%
                                ==========           ==================          ========

     The average principal balance of the Home Loans as of the Cut-Off Date was approximately $31,861.13.



                        ORIGINAL LOAN PRINCIPAL BALANCES


         RANGE OF                                                        PERCENT OF TOTAL
    PRINCIPAL BALANCE           NUMBER OF              AGGREGATE           BY AGGREGATE
    AT ORIGINATION($)          HOME LOANS          PRINCIPAL BALANCE     PRINCIPAL BALANCE
--------------------------   --------------       ------------------     -----------------
     0.01 - 10,000.00 . . . .         52             $    496,124.64              0.12%
10,000.01 - 20,000.00 . . . .      1,966               33,335,918.94              8.33
20,000.01 - 30,000.00 . . . .      7,538              190,802,482.15             47.70
30,000.01 - 40,000.00 . . . .      2,913              106,316,731.56             26.58
40,000.01 - 50,000.00 . . . .      1,270               59,650,195.56             14.91
50,000.01 - 60,000.00 . . . .        118                6,736,786.62              1.68
60,000.01 - 70,000.00 . . . .         26                1,759,236.11              0.44
70,000.01 - 80,000.00 . . . .         12                  902,438.36              0.23
                               ---------            ----------------            -------
Totals                            13,895             $399,999,913.94            100.00%
                               =========            ================            =======

     The average principal balance of the Home Loans at origination was approximately $31,960.16.

                            GEOGRAPHIC CONCENTRATION


                NUMBER OF                                   PERCENT OF TOTAL
                  HOME                 AGGREGATE              BY AGGREGATE
    STATE        LOANS             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                ---------          ------------------       -----------------

Alabama . . . .      21               $    487,584.74               0.12%
Arizona . . . .     862                 24,196,112.38               6.05
California  . .   7,179                217,451,561.66              54.36
Colorado. . . .     773                 20,868,302.87               5.22
Connecticut . .      40                  1,240,363.73               0.31
Delaware. . . .       1                     58,655.93               0.01
Florida . . . .   1,194                 30,575,195.31               7.64
Georgia . . . .     369                  9,478,984.43               2.37
Hawaii  . . . .       1                     24,314.63               0.01
Idaho . . . . .      80                  2,074,524.43               0.52
Illinois  . . .     121                  3,166,816.27               0.79
Indiana . . . .      27                    710,382.96               0.18
Iowa  . . . . .      20                    445,559.68               0.11
Kansas. . . . .       2                     62,966.51               0.02
Kentucky. . . .      28                    732,329.94               0.18
Louisiana . . .      25                    558,504.68               0.14
Maryland. . . .     111                  3,183,641.21               0.80
Massachusetts .     154                  4,553,817.94               1.14
Michigan. . . .       6                    145,033.61               0.04
Minnesota . . .     122                  3,045,102.77               0.76
Mississippi . .      21                    608,544.26               0.15
Missouri  . . .      25                    762,220.33               0.19
Montana . . . .       7                    202,047.34               0.05
Nebraska. . . .       3                     65,762.87               0.02
Nevada. . . . .     579                 16,702,477.05               4.18
New Hampshire .       2                     54,983.83               0.01
New Jersey. . .       5                    181,065.60               0.05
New Mexico. . .      35                    999,328.81               0.25
New York. . . .      10                    292,054.77               0.07
North Carolina.     236                  6,352,506.86               1.59
North Dakota. .       1                     19,704.96               0.00
Ohio. . . . . .      58                  1,508,281.70               0.34
Oklahoma. . . .      58                  1,371,749.01               0.34
Oregon. . . . .     189                  5,661,484.23               1.42
Pennsylvania. .       4                    120,627.63               0.03
Rhode Island. .      35                  1,026,406.18               0.26
South Carolina.     299                  7,538,193.39               1.88
South Dakota. .       3                     88,751.43               0.02
Tennessee . . .     125                  3,086,827.88               0.77
Texas . . . . .       3                     79,089.30               0.02
Utah. . . . . .     236                  6,284,054.64               1.57
Virginia. . . .     259                  7,455,348.34               1.86
Washington. . .     524                 15,490,612.70               3.87
Wisconsin . . .      40                    934,161.60               0.23
Wyoming . . . .       2                     53,873.55               0.01
                 ------              ----------------             -------
 Totals          13,895               $399,999,913.94             100.00%
                 ======              ================             =======

                           REMAINING TERM TO MATURITY




    RANGE OF               NUMBER OF                         PERCENT OF TOTAL
REMAINING TERM TO            HOME            AGGREGATE          BY AGGREGATE
MATURITY (MONTHS)           LOANS       PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------         --------      -----------------    -----------------
 31 - 60  ..............      85           $  1,646,058.90            0.41%
 61 - 90  ..............      33                683,799.35            0.17
 91 - 120 ..............     644             14,987,123.56            3.75
121 - 150 ..............      25                555,155.48            0.14
151 - 180 ..............   3,962            108,137,292.66           27.03
181 - 210 ..............      11                246,229.80            0.06
211 - 240 ..............   6,867            199,717,943.01           49.93
241 - 270 ..............       3                 69,755.51            0.02
271 - 300 ..............   2,265             73,956,555.67           18.49
                          -------          ----------------         ------
 Totals ................  13,895           $399,999,913.94          100.00%
                          =======          ================         ======

     The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 227 months.


                           MONTHS SINCE ORIGINATION



                                                                  PERCENT OF
                               NUMBER OF                           TOTAL BY
                AGE               HOME           AGGREGATE         AGGREGATE
             (IN MONTHS)         LOANS      PRINCIPAL BALANCE  PRINCIPAL BALANCE
             -----------       ---------    -----------------  -----------------
Less than 1                      2,424       $ 71,526,102.84          17.88%
1 to 6                          10,727        307,096,865.02          76.77
7 to 12                            741         21,280,347.66           5.32
13 to 18                             1             28,206.74           0.01
61 to 66                             2             68,391.68           0.02
                                ------       ---------------         ------
  Totals......................  13,895       $399,999,913.94         100.00%
                                ======       ===============         ======


     The weighted average age of the Home Loans as of the Cut-Off Date was approximately three months.

Item 7.        Financial Statements and Exhibits.

     (c)       Exhibits




Exhibit No.           Description
-----------           -----------
   4.1                Copy of Indenture

   4.2                Copy of Trust Agreement

   10.1               Copy of Loan Sale Agreement

   10.2               Copy of Sale and Servicing Agreement



                                     -7-

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRSTPLUS INVESTMENT CORPORATION



February 3, 1997                     By: /s/ CHRISTOPHER J. GRAMLICH
                                        -------------------------------
                                        Christopher J. Gramlich, Senior
                                        Vice President

                                EXHIBIT INDEX





Exhibit No.           Description
-----------           -----------
   4.1                Copy of Indenture

   4.2                Copy of Trust Agreement

   10.1               Copy of Loan Sale Agreement

   10.2               Copy of Sale and Servicing Agreement


